UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2024

 U.S. PHYSICAL THERAPY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-11151	76-0364866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 WEST SAM HOUSTON PARKWAY, SUITE 300, HOUSTON, Texas	77043
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 297-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	USPH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
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ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of the completion of the Annual Meeting of U.S. Physical Therapy, Inc. (the “Company”) held on May 21, 2024, the Board of Directors of the Company appointed Mr. Christopher J. Reading, the Company’s Chief Executive Officer since 2004 and a member of the Board of Directors, to also serve as Chairman of the Board of Directors. Mr. Reading replaces Edward L. Kuntz, who retired as the Chairman of the Company’s Board of Directors as of the Annual Meeting.  The Company has also promoted Eric Williams to the office of President effective as of the completion of the Annual Meeting. Mr. Williams continues to also serve as the Company’s Chief Operating Officer — East, a position he has held since July 2021. The annual salary and incentive compensation opportunities for Mr. Reading and Mr. Williams continue to be as reflected in the Proxy Statement dated April 15, 2024.  In addition, Dr. Bernard Harris will now serve as the Lead Independent Director on the Board of Directors.

ITEM 5.07   Submission of Matters to a Vote of Security Holders.

At the Meeting held on May 21, 2024, the stockholders of the Company approved three proposals, which are described in detail in the Proxy Statement, filed with SEC on April 15, 2024. Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present.

The results are as follows:

Proposal 1 - Election of the seven directors to serve until the next annual meeting of stockholders.

Nominees	Votes For	Votes Withheld
Christopher J. Reading	13,059,187	1,104,518
Dr. Bernard A. Harris Jr.	12,660,209	1,503,496
Kathleen A. Gilmartin	14,041,234	122,471
Regg E. Swanson	13,927,786	235,919
Clayton K. Trier	12,632,117	1,531,588
Anne B. Motsenbocker	14,067,743	95,962
Nancy J. Ham	14,087,031	76,674

Proposal 2 - Advisory vote to approve named executive officer compensation.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
13,582,464	577,982	3,259	320,210

Proposal 3 - Ratification of Grant Thornton LLP as the Company's independent registered public accounting firm for 2024.

Votes For	Votes Against	Votes Abstaining
14,382,137	99,623	2,155

With respect to proposal 2, broker non-votes did not have any effect on the outcome of the vote.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. PHYSICAL THERAPY, INC.

Dated: May 21, 2024	By:	/s/ CAREY HENDRICKSON
Carey Hendrickson
Chief Financial Officer
(duly authorized officer and principal financial and accounting officer)